ING USA ANNUITY AND LIFE INSURANCE
COMPANY SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

                              PROSPECTUS SUPPLEMENT
                                   MAY 6, 2005

                               TO THE PROSPECTUSES

                              DATED APRIL 29, 2005

                                       FOR

            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS

                                    ISSUED BY

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY

                      ("WELLS FARGO ING OPPORTUNITIES" AND
                           "WELLS FARGO ING LANDMARK")

The information in this supplement updates and amends certain information contained in the above listed prospectuses. You should read and keep this supplement along with the prospectus.

The second paragraph in the section entitled "The 7% Solution Death Benefit Element" on page 42 of your prospectus is amended to read as follows:

For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds: the ING Liquid Assets Portfolio, the Wells Fargo VT Money Market Fund, the ING VP Intermediate Bond Portfolio, the ING PIMCO Core Bond Portfolio, the ProFunds VP Rising Rates Opportunity Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account.







ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN IOWA.